UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 21, 2022

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 21, 2022, Jason Child informed Splunk Inc. (the “Company”) of his decision to resign as the Company’s Senior Vice President and Chief Financial Officer, effective as of September 26, 2022. In connection with his resignation, on September 26, 2022, the Company entered into an amendment to Mr. Child’s employment offer letter dated April 16, 2019, as amended on November 30, 2021, pursuant to which Mr. Child agreed to serve as strategic advisor to the Company’s President and Chief Executive Officer through early November 2022, after which time Mr. Child will leave the Company. There have been no other changes to Mr. Child’s compensation or employment terms.

Effective upon Mr. Child’s resignation and until the Company appoints a successor, Gary Steele, the Company’s President and Chief Executive Officer, will serve as the Company’s interim principal financial officer. Mr. Steele’s biographical information was previously disclosed in the Company’s proxy statement for its 2022 annual meeting of stockholders, as filed with the Securities and Exchange Commission on May 2, 2022, which information is incorporated herein by reference.

There is no arrangement or understanding between Mr. Steele and any other persons pursuant to which Mr. Steele was appointed as interim principal financial officer. There are no family relationships between Mr. Steele and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On September 26, 2022, the Company issued a press release regarding the events described in Item 5.02 and reaffirmed its outlook for the Company’s third quarter fiscal 2023 and fiscal year 2023, which was previously provided in the Company’s second quarter fiscal 2023 financial results press release issued on August 24, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1*	Press Release dated September 26, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2022

SPLUNK INC.

	By:	/s/ Scott Morgan
Scott Morgan
Senior Vice President, Chief Legal Officer, Global Affairs and Secretary